SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                               Technisource, Inc.
                (Name of Registrant as Specified in Its Charter)



                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               Technisource, Inc.
                     1901 West Cypress Creek Road, Suite 200
                         Fort Lauderdale, Florida 33309



                                                             April 30, 2001

To Our Shareholders:

         On behalf of the Board of Directors of Technisource, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, 33309, on Thursday, May 31, 2001, at 10:00 am. A Notice of the Annual Meeting, form of proxy, and a Proxy Statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

         We urge you to attend the Annual Meeting. It is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

         Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, even if you have previously returned your form of proxy, by following procedures set forth in the Proxy Statement.

         We look forward to seeing you on May 31.

                                                    Yours truly,


                                                    /s/ Joseph W. Collard
                                                        -----------------
                                                    Joseph W. Collard
                                                    Chairman

                               Technisource, Inc.
                     1901 West Cypress Creek Road, Suite 200
                         Fort Lauderdale, Florida 33309

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To be held on Thursday, May 31, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Technisource, Inc. (the "Company") will be held at the Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, 33309, on Thursday, May 31, 2001, at 10:00 am, for the following purposes:

         1. To elect directors of the Company to serve until the 2002 Annual Meeting of Shareholders;

         2. To consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 2,090,000 to 2,590,000 the number of shares of the Company's Common Stock that may be issued thereunder;

         3. To ratify the appointment of the Company's independent certified public accountants for the fiscal year ending December 31, 2001; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

         The Board of Directors has fixed the close of business on April 2, 2001, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ Joseph W. Collard
                                                -----------------
                                            JOSEPH W. COLLARD
                                            Chairman

Fort Lauderdale, Florida
April 30, 2001

                               Technisource, Inc.
                     1901 West Cypress Creek Road, Suite 200
                         Fort Lauderdale, Florida 33309

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2001

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Technisource, Inc. (the "Company") of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on Thursday, May 31, 2001 at the Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, 33309, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is April 30, 2001. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1901 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, and its telephone number is
(954) 493-8601.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will consider and act upon the following matters:

         1. To elect directors of the Company to serve until the 2002 Annual Meeting of Shareholders;

         2. To consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 2,090,000 to 2,590,000 the number of shares of the Company's Common Stock that may be issued thereunder;

         3. To ratify the appointment of the Company's independent certified public accountants for the fiscal year ending December 31, 2001; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted: (a) for the election of the respective nominees for director named below; (b) to consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 2,090,000 to 2,590,000 the number of shares of the Company's Common Stock that may be issued thereunder; and (c) in favor of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2001. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 2, 2001, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,217,600 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 2,090,000 to 2,590,000 the number of shares of the Company's Stock that may be issued thereunder and a proposal to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2001. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting, either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of April 2, 2001 by: (i) each person known to the Company to beneficially own more than 5% of the Common Stock; (ii) the Company's named executive officers (as defined below); (iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group. The calculation of the percentage of outstanding shares is based on 10,217,600 shares outstanding on April 2, 2001. Except as otherwise indicated, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                               Amount of Beneficial Ownership
                                                                       of Common Stock
                                                           ----------------------------------------
                                                               Total Shares
                                                               Beneficially
Name of Beneficial Owner                                          Owned              Percentage
Joseph W. Collard(1)                                            3,493,990               34.2%
James F. Robertson(2)                                           3,315,530               32.4%
Paul Cozza(3)                                                     303,158                2.9%
Andrew C. Hill                                                      -                     *
C. Shelton James(4)                                                13,500                 *
Paul J. Kinyon(4)                                                   8,500                 *
H. Scott Barrett(5)                                                 5,000                 *
                                                           --------------------    ----------------
All Executive Officers and Directors (7 persons)(6)             7,139,678               69.9%
                                                           ====================    ================

----------------------

* Less than 1%.

1) Includes shares owned by J.W.C. Limited Partnership, of which Mr. Collard is the indirect beneficial owner.

2) Consists of shares owned by J.F.R. Limited Partnership, of which Mr. Robertson is the indirect beneficial owner.

3) Includes 218,158 options to purchase shares of the Company's common stock, which are currently exercisable.

4) Includes 7,500 options to purchase shares of the Company's common stock, which are currently exercisable.

5) Consists of 5,000 options to purchase shares of the Company's common stock, which are currently exercisable.

6) Includes 238,158 options to purchase shares of the Company's common stock, which are currently exercisable.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

         At the Annual Meeting, five directors are to be elected to hold office until the 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. The five nominees for election as directors are Joseph W. Collard, James F. Robertson, H. Scott Barrett, C. Shelton James and Paul J. Kinyon. Each nominee is currently a member of the Board of Directors. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Recommendation

         The Board of Directors recommends a vote "FOR" each of the nominees as directors to serve until the Company's 2002 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

    2000 Directors                             Age            Position with the Company
    --------------                             ---            -------------------------
    Joseph W. Collard                          44             Chief Executive Officer(2)
    James F. Robertson                         40             President, Chief Operating Officer and
                                                              Secretary(1)
    H. Scott Barrett                           40             Director(2)
    C. Shelton James                           61             Director(1)(2)
    Paul J. Kinyon                             43             Director(1)(2)

    -----------------
    (1) Member of Audit Committee
    (2) Member of Compensation Committee

         Joseph W. Collard, a founder of the Company, has served as its Chief Executive Officer and as a director since the formation of the Company in March 1987. From 1981 to 1987, he served as a computer consultant on a number of projects for, among others, AlliedSignal, Lear Siegler, Mannesmann Demag A.G., General Electric, IBM and Martin Marrieta. Mr. Collard has over 15 years experience in the information technology services industry.

         James F. Robertson, a founder of the Company, serves as its President, Chief Operating Officer and Secretary, and has served as a director since the formation of the Company in March 1987. Prior to 1987, he worked as a software engineer and consultant on a number of projects for, among others, AlliedSignal, General Dynamics, Honeywell, Lear Siegler and United Technologies.

         H. Scott Barrett is the President of Family Products Holding Corporation. Mr. Barrett has been a director of the Company since February 3, 1999. He previously held the position of Senior Vice President and Chief Information Officer of Republic Industries, Inc., owner of National Car Rental Systems, Inc., Alamo Rent A Car, Inc, and CarTemps USA.

         C. Shelton James has been a director of the Company since October 8, 1998. From May 1991 to October 1999, Mr. James served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. Mr. James was also President of Fundamental Management Corporation until February 2000, an investment management firm specializing in small capitalization companies. Prior to that, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is a director of CSPI, DRS Technologies, SK Technologies, Inc. and Concurrent Computer Corporation.

         Paul J. Kinyon has been a director of the Company since October 8, 1998. He is President of Realty Advisors, LLC, a consulting firm that provides real estate financing and asset management services to corporations. Prior to starting his consulting practice, Mr. Kinyon held various management positions at AEGON USA Realty Advisors, Inc. including Vice President. He holds an MBA in finance from the University of Chicago.

Other 2000 Executive Officers

Name                              Age          Position With the Company
----                              ---          -------------------------
Andrew C. Hill                    51            Executive Vice President, Chief Financial Officer
                                                and Treasurer

Paul Cozza                        38            Vice President of Sales and Director of National Sales

         Andrew C. Hill joined the Company as its Executive Vice President and Chief Financial Officer in August 2000. Prior to joining the Company, Mr. Hill was employed as Chief Financial Officer for two high growth venture capital backed service companies, and as Vice President, Chief Accounting Officer and board member at Navistar Financial Corporation.

         Paul Cozza joined the Company in 1990 and currently serves as its Vice President of Sales and Director of National Sales. He has served the Company as a recruiting professional, an account manager and a regional manager of the Company's Midwest region. Mr. Cozza has over 15 years of sales experience.

                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

         During the fiscal year ended December 31, 2000, the Board of Directors held seven meetings. During such period, all directors attended at least 75% of the meetings of the Company's Board of Directors and committees of which they were a member, with the exception of H. Scott Barrett who attended only 71% of meetings of the Board of Directors and Committees of which he was a member. In addition to attending meetings, directors discharge their responsibilities through review of Company reports to directors and correspondence and telephone conferences with the Company's executive officers, key employees, and others regarding matters of interest to the Company.

Audit Committee

         The Audit Committee reviews the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent certified public accountants, the scope of other services provided by the Company's independent certified public accountants, proposed changes in the Company's financial accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including selection and retention of the Company's independent certified public accountants. The Audit Committee held three meetings during the year ended December 31, 2000. Messrs. James, Robertson, and Kinyon currently serve as members of the Audit Committee. Mr. James serves as Chairman of the Audit Committee.

Audit Committee Report(1)

         The Audit Committee of the Company is comprised of three directors, two of which are independent directors as defined by the Nasdaq Stock Market listing requirements, and operates under a written charter adopted by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

         The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors, including matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

         The Audit Committee has reviewed the independent auditors' fees for audit and non-audit services for fiscal year 2000. The Audit Committee considered whether such non-audit services are compatible with maintaining independent auditor independence. Such fees were $175,103 for audit services and $211,803 for all other services.

         The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent auditors their independence.

         Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with Securities and Exchange Commission.

         Audit Committee:
                  C. Shelton James
                  James F. Robertson
                  Paul Kinyon

--------
(1) THIS SECTION IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

Compensation Committee

         The Compensation Committee is responsible for recommending to the Board of Directors the salaries, bonuses and other compensation for the Company's executive officers and establishes such compensation levels for the other officers and employees of the Company. The Compensation Committee also administers the Technisource Long-term Incentive Plan (the "Incentive Plan"), including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the Incentive Plan. The Compensation Committee held one meeting during the year ended December 31, 2000. Messrs. Kinyon, Barrett, Collard and James currently serve as members of the Compensation Committee. Mr. Kinyon serves as Chairman of the Compensation Committee.

Compensation of Directors

         Each non-employee director of the Company is entitled to receive a fee of $1,500 for attendance at each meeting of the Board of Directors. In addition, each non-employee director is entitled to receive $500 for attendance at each meeting of a committee of the Board of Directors. All directors are reimbursed for travel expenses incurred in connection with the performance of their duties as directors.

     Each non-employee director of the Company is entitled to receive an option to purchase 5,000 shares of Common Stock upon their appointment to the Board of Directors and is entitled to receive an option to purchase 2,500 shares of Common Stock annually thereafter, so long as they continue to serve on the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such reporting persons are required by SEC regulation to furnish the Company with copies of all such reports they file. Based solely on a review of the copies of such reports the Company has received, the Company believes that during the fiscal year ended December 31, 2000, all officers, directors, and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for one transaction reported by Thomas E. Hoshko; two transactions reported by J.W.C. Limited Partnership and J.W.C., Inc.; three transactions reported by Joseph W. Collard; and two transactions reported by Paul Cozza, each of which was required to be reported on a Form 4, and was inadvertently reported late.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation during the fiscal years ended December 31, 2000, 1999, and 1998, earned by the Company's Chief Executive Officer and the four other highest paid executive officers of the Company during 2000 (collectively the "Named Executive Officers").

Summary Compensation Table

                                                                            Long Term Compensation
                                                                      ---------------------------------
                                         Annual Compensation                  Awards           Payouts
                                 ----------------------------------------------------------------------

                                                                                                LTIP       All Other
Name and Principal                                           Other    Restricted   Securities  Payouts   Compensation(3)
Position                                                    Annual       Stock     Underlying
                                              Bonus      Compensation   Award(s)    Options/
                         Year    Salary ($)    ($)            ($)         ($)       SARs (#)     ($)            $
------------------------------------------------------------------------------------------------------------------------
Joseph W. Collard        2000    170,000        -            -            -           -          -              500
CEO                      1999    170,400        -            -            -           -          -              500
                         1998    134,461        -            -            -           -          -              500

Thomas E. Hoshko(1)      2000    192,308        -            -            -        200,000       -              -
President

James F. Robertson       2000    160,000        -            -            -           -          -              500
Executive Vice           1999    160,400        -            -            -           -          -              500
President and COO        1998    129,846        -            -            -           -          -              500

Andrew C. Hill           2000     65,385(2)    40,000        -            -        150,000       -              -
Executive Vice
President and CFO

Paul Cozza               2000    175,000       75,000        -            -         25,000       -              -
VP and Director          1999    175,150      143,378        -            -         20,000       -              -
of National Sales        1998    175,000       56,250        -            -          1,000       -              500

-----------

(1) Mr. Hoshko began his employment January 3, 2000 and resigned effective January 1, 2001.

(2) This amount reflects the amount paid to Mr. Hill from July 28, 2000 until December 31, 2000. Mr. Hill's base salary is $170,000.

(3)      Consists of life insurance premiums paid by the Company.

Option Grants in Last Fiscal Year

         The following table sets forth option grants to the Named Executive Officers during the year ended December 31, 2000:

                                                  Individual Grants
                     ----------------------------------------------------------------------------
                    Number of Securities   % Of Total Options      Exercise or                    Grant Date
                     Underlying Options   Granted to Employees     Base Price       Expiration      Present
Name                   Granted(#)(1)         In Fiscal Year       ($/share)(2)         Date        Value($)(3)
--------------------------------------------------------------------------------------------------------------
Paul Cozza                  10,000                 1.1%               5.63           02/24/10       $  49,521
                            10,000                 1.1%               3.56           07/27/10       $  31,331
                             5,000                   *                2.66           11/09/10       $  11,665

Andrew C. Hill             150,000                16.9%               3.44           07/28/10       $ 453,495

Thomas Hoshko(4)           150,000                16.9%               5.88           01/03/10       $ 728,403
                            50,000                 5.6%               3.44           07/28/10       $ 151,165

-----------------
* Less than 1% of total options granted during the year ended December 31, 2000.

1) For 2000, all options awarded to the Named Executive Officers by the Compensation Committee were long-term incentive awards granted on various dates in 2000. Each executive officer's options will vest ratably over 4 years. Like all options granted in 2000, vesting is accelerated upon death or permanent disability. Generally, all of the executive officers' options will expire 10 years from the date of grant or earlier if employment terminates.

2) The exercise price per share is the fair market value of the common stock on the date of grant. This is the closing price of the Technisource, Inc. common stock on the NASDAQ National Market on the date of grant.

3) These values were calculated using the Black-Scholes stock option-pricing model. The model, as applied, uses the grant date and the fair market value on that date of as discussed above. The model also assumes (a) a risk-free rate of return of 6.16% (which was the yield on a U.S. Treasury Strip zero coupon bond with a maturity that approximates the term of the option), (b) a stock price volatility of 148.8%, (c) a constant dividend yield of 0%, and (d) an exercise date, on average, of 6 years after grant. The model was not adjusted for non-transferability, risk of forfeiture, or vesting restrictions. The actual value (if any) an executive officer receives from a stock option will depend upon the amount by which the market price of the Technisource, Inc. common stock exceeds the exercise price of the option on the date of exercise. There can be no assurance that the amount stated as "Grant Date Present Value" will actually be realized.

4) Options terminated upon his resignation with the Company on January 1, 2001.

Aggregated Option Exercises In Last Fiscal Year And Year-End Option Values

         The following table provides information about the number of aggregated option exercises during the last fiscal year and value of options held by the Named Executive Officers at December 31, 2000:

                                                           Number of Securities
                                                          Underlying Unexercised         Value of Unexercised
                               Shares                           Options at               In-the-Money Options
                            Acquired on      Value           Fiscal Year-End          At Fiscal Year-End ($)(1)
                              Exercise      Realized   ----------------------------- -----------------------------
                                (#)           ($)      Exercisable   Unexercisable   Exercisable   Unexercisable
                           ---------------------------------------------------------------------------------------
    Paul Cozza                   -             -          223,158        41,000      $   292,114         -
    Andrew C. Hill               -             -            -           150,000           -              -
    Thomas E. Hoshko             -             -            -           200,000           -              -

--------
(1) The option value is based on the difference between the fair market value of the shares on December 29, 2000, which was $1.469 per share, and the option exercise price per share, multiplied by the number of shares of common Stock subject to the option.

401(k) Plan

         The Company maintains a 401(k) defined contribution plan (the "401(k) Plan"). All employees of the Company are eligible to participate in the 401(k) Plan, pursuant to which each participant may contribute up to 15.0% of eligible compensation (up to statutorily prescribed annual limits). The Company may at its discretion match contributions made by employees to the 401(k) Plan. All amounts contributed by the employee participants and earnings on these contributions are fully vested at all times. Employee participants may elect to invest their contributions in various established funds.

Long-term Incentive Plan

         The Incentive Plan became effective January 1, 1998. The Incentive Plan provides for awards consisting of grants of discretionary stock options, formula stock options, IT Professional stock options, stock appreciation rights, restricted stock and performance awards to employees, non-employee directors and other persons who perform services for the Company.

Employment Agreements

         The Company entered into an employment agreement with Joseph W. Collard effective as of January 1, 1998. Under the agreement, Mr. Collard serves as Chief Executive Officer of the Company for a term expiring on January 1, 2003, unless earlier terminated for cause, upon the death or disability of Mr. Collard, or, at the election of Mr. Collard, upon a change in control of the Company. In the event Mr. Collard is terminated without cause or upon a change in control of the Company, in both cases as defined in the agreement, Mr. Collard is entitled to receive as severance compensation his base salary, bonus compensation and annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Collard receives base annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Collard receives base annual compensation of $170,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Collard also receives an annual bonus in an amount to be determined by the Board of Directors, based upon Mr. Collard's and the Company's performance. The agreement also provides that the Company will provide Mr. Collard with the use of an automobile. Mr. Collard is prohibited from competing with the Company during the term of the agreement and for one year after termination thereof.

         The Company entered into an employment agreement with James F. Robertson effective as of January 1, 1998. Under the agreement, Mr. Robertson serves as President and Chief Operating Officer of the Company for a term expiring on January 1, 2003, unless earlier terminated for cause, upon the death or disability of Mr. Robertson, or, at the election of Mr. Robertson, upon a change in control of the Company. In the event Mr. Robertson is terminated without cause or upon a change in control of the Company, in both cases as defined in the agreement, Mr. Robertson is entitled to receive as severance compensation his base salary, bonus compensation and annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Robertson receives base annual compensation of $160,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Robertson also receives an annual bonus in an amount to be determined by the Board of Directors based upon Mr. Robertson's and the Company's performance. The agreement also provides that the Company will provide Mr. Robertson with the use of an automobile. Mr. Robertson is prohibited from competing with the Company during the term of the agreement and for one year after termination thereof.

         The Company entered into an employment agreement with Paul Cozza effective as of January 1, 1998. Under the agreement, Mr. Cozza serves as Vice President of Sales and Director of National Sales of the Company for a three-year term, unless earlier terminated for cause or upon the death or disability of Mr. Cozza. The term of Mr. Cozza's employment will be automatically renewed for an additional one-year term unless either Mr. Cozza or the Company provides notice of their intention not to renew the agreement. In the event Mr. Cozza is terminated without cause, Mr. Cozza is entitled to receive as severance compensation his base salary, bonus compensation, and annual stock options until the later to occur of the date twelve months after such termination and the end of the term of the agreement. The agreement provides that Mr. Cozza will receive base annual compensation of $175,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Cozza is eligible to receive an annual stock option grant in an amount to be determined by the Board of Directors based upon Mr. Cozza's and the Company's performance. Mr. Cozza received a bonus of $75,000 for 2000. Mr. Cozza is prohibited from competing with the Company during the term of the agreement and for two years after termination thereof.

     The Company entered into an employment agreement with Andrew C. Hill effective as of July 28, 2000. Under the agreement, Mr. Hill serves as Chief Financial Officer of the Company for a three-year term, unless earlier terminated for cause or upon the death or disability of Mr. Hill. The term of Mr. Hill's employment will be automatically renewed for an additional one-year term unless either Mr. Hill or the Company provides notice of their intention not to renew the agreement. In the event Mr. Hill is terminated without cause, Mr. Hill is entitled to receive as severance compensation his base salary, bonus compensation until the later to occur of the date twelve months after such termination and the end of the term of the agreement. The agreement provides that Mr. Hill will receive base annual compensation of $170,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Mr. Hill's bonus compensation will be 5% of the growth in the Company's earnings without including interest payments and taxes. Mr. Hill received a bonus of $40,000 for 2000. He is prohibited from competing with the Company during the term of the agreement and for one year after termination thereof.

Compensation Committee Interlocks and Insider Participation

         All decisions regarding compensation of the Company's executive officers are subject to the authority of the Compensation Committee. Mr. Collard is a member of the Compensation Committee.

Compensation Committee Report on Executive Compensation

         The Compensation Committee is responsible for recommending to the Board of Directors the salaries, bonuses and other compensation for the Company's executive officers and will establish such compensation levels for the other officers and employees of the Company. The Compensation Committee is also responsible for administering the Technisource Long-Term Incentive Plan, including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the Incentive Plan.

         In determining the compensation of the Company's executive officers, the Compensation Committee takes into account all factors that it considers relevant, including business conditions in general and the Company's performance during the year in light of such conditions, the market compensation for executives of similar background and experience, and the performance of the specific executive officer under consideration and the business area of the Company for which such executive officer is responsible. The structure of each executive compensation package is weighted towards incentive forms of compensation so that such executive's interests are aligned with the interests of the shareholders of the Company. The Compensation Committee believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to shareholders in the success of the Company.

         As indicated above, the Company has entered into an employment agreement with Mr. Collard dated as of January 1, 1998, with Mr. Collard serving as the Company's Chief Executive Officer. As Chief Executive Officer, Mr. Collard's bonus and stock option compensation is directly related to corporate performance. Mr. Collard's compensation is set under the terms of his employment agreement. The Compensation Committee did not award him any discretionary compensation for the year 2000.

Compensation Committee:

         Paul J. Kinyon
         H. Scott Barrett
         C. Shelton James
         Joseph W. Collard

Performance Graph

         The graph below compares the total return to shareholders (stock price appreciation/depreciation) for Technisource, Inc. common stock with the comparable returns of two indexes, the NASDAQ National Market (US) and the NASDAQ Computer & Data Processing Services Stocks, since June 25, 1998. The graph assumes that shareholders invested $100.00 in Technisource common stock and in each of the indexes on June 25, 1998. Points on the graph represent the performance as of the last business day of each of the years indicated.

Comparison of Total Return to Shareholders


                                [GRAPHIC OMITTED]


                                                           6/25/98         12/31/98         12/31/99         12/31/00
                                                         ------------    -------------    -------------    -------------
TSRC                                                       $ 100.00        $  89.77         $  53.41         $  13.35
NASDAQ National Market (US)                                $ 100.00        $ 119.32         $ 221.31         $ 133.46
NASDAQ Computer & Data Processing Services                 $ 100.00        $ 121.98         $ 238.70         $ 123.89

         If a shareholder invested $100.00 in Technisource common stock on the date the Company's common stock commenced trading on the NASDAQ National Market (June 25, 1998), such shareholder's investment would have decreased to $13.35 by the end of 2000. This compares with a $100.00 investment growing to $133.46 in the NASDAQ Stock Market Index (US) and to $123.89 in the NASDAQ Computer & Data Processing Services Index.

                                   PROPOSAL 2:

TO CONSIDER AND VOTE ON A PROPOSAL TO AMEND THE TECHNISOURCE, INC. LONG-TERM INCENTIVE PLAN TO INCREASE FROM 2,090,000 TO 2,590,000 THE NUMBER OF SHARES OF THE COMPANY'S STOCK THAT MAY BE ISSUED THEREUNDER.

         On April 23, 2001, the Board of Directors adopted, subject to shareholder approval, an amendment to the Technisource, Inc. Long-Term Incentive Plan (the "Plan"), to increase from 2,090,000 to 2,590,000 the number of shares of the Company's Common Stock that may be issued thereunder. As of March 31, 2001, options to purchase 1,255,250 shares of Common Stock had been granted under the Plan.

         The purpose of the Plan is to promote the interests of the Company and its shareholders, to promote the Company's success by providing an additional incentive to employees to continue in the service of the Company, and to give employees an interest similar to shareholders in the success of the Company.

         General. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is it a qualified plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was adopted effective January 1, 1998. In addition to the Plan, the Company has written agreements with each of the Participants describing the terms of the grants.

         Purpose. The purpose of the Plan is to provide awards ("Awards") consisting of grants of discretionary stock options, stock appreciation rights, restricted stock and performance awards to key employees, consultants and other persons who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. The Company expects that the Plan will also assist the Company and its subsidiaries in attracting and retaining key persons.

         Administration of the Plan. The Plan is administered by a committee (the "Committee") appointed by the Company's Board of Directors (the "Board") and comprised of at least two directors of the Company who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

         The Committee has the authority under the Plan to select the individuals, to whom Awards will be granted, determine the type, size and terms and conditions of Awards and construe and interpret the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons and for all purposes. A majority of the Committee constitutes a quorum for purposes of administering the Plan, and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan.

         Securities Subject to the Plan. The Board of Directors of the Company recommends that the number of shares of Common Stock available for issuance be increased to 2,590,000 shares. Currently, an aggregate of 2,090,000 shares of Common Stock have been reserved for issuance under the Plan, subject to adjustment to give effect to future changes in the number of outstanding shares of common stock of the Company by virtue of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other similar change. Shares issued pursuant to exercises of options granted under the Plan shall be issued from the Company's authorized but unissued common stock or from issued shares that have been reacquired by the Company.

         Eligibility. The Committee may grant Awards to any employee, non-employee director, consultant, advisor, or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan ("Participant").

         Awards. Awards under the Plan may be in the form of grants of discretionary stock options, formula stock options, Information Technology ("IT") Professional stock options, stock appreciation rights, restricted stock and performance awards as determined by the Committee in its sole and absolute discretion.

         Discretionary Stock Options. Participants in the Plan are eligible to receive grants of stock options ("Discretionary Stock Options"), as determined by the Committee in its sole and absolute discretion. Awards of Discretionary Stock Options pursuant to the Plan may be in the form of incentive stock options ("ISO") or nonqualified stock options ("NSO"). An ISO is an award that qualifies as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only Participants who are employees of the Company are eligible to receive grants of incentive stock options. Discretionary Stock options may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form, as the Committee deems appropriate at the time of grant. Summarized below are certain provisions of the Plan relating to the grant of Discretionary Stock Options.

                  Exercise Price. Except with respect to option grants to Ten Percent Shareholders (as defined below), the exercise price of each share of the Company's common stock subject to a Discretionary Stock Option that is an ISO shall equal the exercise price designated by the Committee on the date the option is granted, but shall not be less than the fair market value of the Common Stock on the date the Discretionary Stock Option is granted. In general, "fair market value" with respect to a particular date is defined as the average of the high and low sale prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System on that date. If trading in the Common Stock or a price quotation does not occur on the date as of which fair market value is being determined, the next preceding date on which the Common Stock was traded or a price was quoted shall determine the fair market value. If the Common Stock is not publicly traded on the date as of which fair market value is being determined, the Board of Directors of the Company shall determine the fair market value of the Common Stock as of that date, using such factors as the Board of Directors considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company's current and projected earnings. An ISO granted to an individual who, on the date of grant, owns stock equating more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "Ten Percent Shareholder"), shall be granted at an exercise price of 110% of the fair market value of the Company's common stock on the date of grant. The exercise price with respect to shares of the

Common Stock subject to a Discretionary Stock Option that is a NSO will be determined by the Committee on the date the Discretionary Stock Option is granted.

                  Time of Exercise. A Discretionary Stock Option shall be exercisable in whole or in part by the Participant on the date or dates specified by the Committee. The Committee may provide that a Discretionary Stock Option becomes exercisable in installments over a period of years or upon the attainment of stated goals. The Committee, in its sole and absolute discretion, may accelerate the date or dates on which the Discretionary Stock Option becomes exercisable at any time.

                  Expiration of Options. In general, each Discretionary Stock Option that is an ISO shall expire on the earliest of (i) ten years from the date of its grant, or such earlier date as may be set by the Committee in establishing terms of the Discretionary Stock Option, (ii) in the case of a Ten Percent Shareholder, five years from the date of grant, or such earlier date as may be set by the Committee in establishing the terms of the Discretionary Stock Option, (iii) one year after the date of the Participant's death, (iv) in the case of total and permanent disability of Participant resulting in termination of employment with the Company, one year after the Participant's last day of employment, (v) in the event of termination of employment for any reason other than death or disability, 90 days following the last day the Participant is employed by the Company, or (vi) in the event a Participant is terminated "for cause," any unexercised part of the Discretionary Stock Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company.

                  In general, each Discretionary Stock Option that is a NSO shall expire on the date set by the Committee in establishing the terms of the Discretionary Stock Option but may expire on the earliest of (i) one year after the date of the Participant's death, (ii) in the case of total and permanent disability of a Participant resulting in termination of employment with the Company, one year after the Participant's last day of employment, (iii) in the event of termination of employment for any reason other than death or disability, 90 days following the last day the Participant is employed by the Company, or (iv) in the event a Participant is terminated "for cause," any unexercised part of the Discretionary Stock Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company.

                  In the event of a change of a control of the Company, the Company's Board of Directors may vote to immediately terminate or accelerate the exercisability of the Options. If the Options are terminated, the Company shall pay the Option holders a cash payment equal to the difference between the exercise price and the fair market value of the shares that would have been subject to the terminated Option.

                  Transferability. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no Discretionary Stock Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  Maximum Option Grants. The aggregate Fair Market Value determined on the Date of Grant, of stock in the Company with respect to which any ISO's under the Plan and all other plans of the Company or its Subsidiaries (within the meaning of Section 422(b) of the Code) may be exercisable by any individual for the first time in an calendar year shall not exceed $100,000.

                  Method of Exercise. A Discretionary Stock Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Discretionary Stock Option (a) delivers written notice to the Company of the decision to exercise, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         Formula Stock Options. The Plan provides for automatic grants of NSO's to non-employee Board members ("Formula Options"). Each non-employee Board member shall receive a Formula Option to purchase five thousand (5,000) shares of Common Stock upon his or her initial election and qualification as a non-employee Board member, and, thereafter, shall be automatically granted a Formula Option to purchase two thousand, five hundred (2,500) shares of Common Stock upon re-election and qualification as a non-employee Board member. Summarized below are certain provisions of the Plan relating to the grant of Formula Options.

                  Exercise Price. The per share exercise price of the Formula Option shall be equal to 100 percent (100%) of the fair market value of the shares of Common Stock on the date of grant.

                  Time of Exercise. Each Formula Option becomes exercisable with respect to 100 percent (100%) of the underlying shares on the first anniversary of the date of grant.

                  Expiration of Option. If a non-employee Board member ceases to serve as a director of the Company, each Formula Option shall expire on the earliest of (i) one year after the date of the option holder's death, (ii) in the case of total and permanent disability of an option holder resulting in termination of service as a director of the Company, one year after the Participant's last day of service as a director, or (iii) in the event of termination of service as a director of the Company for any reason other than death or disability, three months following the last day of the Participant's service as a director of the Company.

                  Transferability. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no Formula Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  Method of Exercise. A Formula Option granted under the Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company of the decision to exercise, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         IT Professional Options. Consultants hired by the Company (an "IT Professional") are eligible to receive grants of stock options ("IT Professional Options"), as determined by the Committee in its sole and absolute discretion. Summarized below are certain provisions of the Plan relating to the grant of IT Professional Options.

                  Exercise Price. The purchase price of the shares of Common Stock subject to each IT Professional Option shall be equal to one hundred percent (100%) of the fair market value as of the date of grant.

                  Time of Exercise. An IT Professional Option shall become exercisable after 180 days, measured from the date of grant.

                  Expiration of Option. Each IT Professional Option shall terminate not more than ten (10) years from the date of the grant, or at such earlier time as the IT Professional Option agreement may provide. If an IT professional's employment with the Company is terminated, all of such person's unvested IT Professional Options shall immediately terminate. Vested options shall terminate 90 days from the date of termination of employment.

                  Transferability. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no IT Professional Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  Method of Exercise. An IT Professional Option granted under this Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company of the decision to exercise,
(b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         Stock Appreciation Rights. Participants in the Plan are eligible to receive grants of stock appreciation rights ("SARs"), as determined by the Committee in its sole and absolute discretion. Awards of SARs pursuant to the Plan may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. SARs may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form, as the Committee deems appropriate at the time of grant. Summarized below are certain provisions of the Plan relating to the grant of SARs.

                  Exercise Price. Upon the exercise of the right and at the discretion of the Committee, the Plan permits grants to Participants of rights to receive cash and/or shares equal in value to the excess, if any, of the then per share fair market value over the specified base price per share, multiplied by the number of shares as to which the right is being exercised. At the time of the grant of an SAR, the Committee shall specify the base price of Common Stock to be used in connection with the exercise of the SAR, provided that the exercise price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant, unless approved by the Board.

                  Time of Exercise. The Committee shall decide the time or times when an SAR will be exercisable. An SAR may not be exercisable earlier than the six (6) month period following the date of grant. The Committee, in its sole and absolute discretion, may accelerate the exercisability of any SAR at any time.

                  Transferability. No SAR granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

         Restricted Stock. The Committee may grant to a Participant an Award of Common Stock subject to future service and such other restrictions and conditions as the Committee may determine ("Restricted Stock"). The Committee will determine, when each Restricted Stock Award is made, the terms of the Restricted Stock Award, including the price, if any, to be paid by the Participant for the

Restricted Stock, the restrictions placed on the shares and the time or times when the restrictions will lapse. Summarized below are certain provisions of the Plan relating to the grant of Restricted Stock.

                  Transferability. Restricted Stock shares granted under the Plan may not be assigned, sold, transferred, pledged, or otherwise alienated or hypothecated prior to the end of the applicable period of restriction established by the Committee at the date of grant and, in no event, absent Committee approval, prior to the six (6) month period from the date of the Award.

                  Other Restrictions. The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award.

                  Rights of Holders of Restricted Stock. Except for restrictions on transfer and other restrictions imposed by the Committee, the Participant shall be the owner of the restricted stock and shall have all the rights of a shareholder, including the right to receive dividends or other distributions paid with respect to such Restricted Stock and the right to vote such Restricted Stock. If any dividends or distributions are paid in shares of stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock shares with respect to which they were paid.

                  Removal of Restrictions. The Secretary of the Company shall hold the certificate or certificates representing the Restricted Stock share issued under the Plan, properly endorsed for transfer, on behalf of each Participant who holds such shares, until such time as the Restricted Stock shares are forfeited, resold to the Company, or the restrictions lapse.

         Performance Awards. Participants are eligible to receive cash or stock awards subject to performance conditions specified by the Company ("Performance Awards"). The performance conditions may include continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company performance. Settlement of Performance Awards may be in cash or shares of Common Stock, or other property, in the discretion of the Committee. The Committee may also, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award that is subject to Code Section 162(m).

         Restrictions on Resale. Any person that is not an "affiliate" of the Company generally may reoffer or resell shares of Common Stock received upon exercise of an option without restriction under the Securities Act. In contrast, any person receiving shares of Common Stock upon exercise of an option who is an "affiliate" of the Company generally may reoffer or resell such shares only pursuant to (i) a registration statement filed under the Securities Act (the Company having no obligation to file such a registration statement), (ii) an appropriate exemption from the registration requirements of the Securities Act, or (iii) Rule 144 under the Securities Act.

         Duration of Plan. Awards may be granted under the Plan only during the ten-year period immediately following the effective date of the Plan. Accordingly, options may not be granted under the Plan after January 1, 2008.

         Amendment and Termination. The Plan may be amended by the Board subject to the approval of the stockholders of the Company. The Plan shall terminate ten
(10) years from the earlier
of the date of its adoption by the Board or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award agreements executed prior to the effective date of such termination.

         Designation of Beneficiary. Each Participant shall designate a beneficiary to receive, in the event of the Participant's death, any rights to which the Participant may be entitled under the Plan. Designation of a beneficiary by a Participant shall be made in writing and shall be filed with the Committee. If no such beneficiary is designated or if the beneficiary so designated does not survive the Participant, the estate of such Participant shall be deemed to be his beneficiary. A Participant may, by written notice to the Committee, change his beneficiary designation.

         Federal Income Tax Consequences.

                  Incentive Stock Options. If an ISO is granted to a Participant in accordance with the terms of the Plan, no income will be recognized by such Participant at the time the ISO is granted.

                  Generally, upon exercise of an ISO granted under the Plan, a Participant will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the Participant to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the Participant disposes of shares of stock acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the Participant will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the Participant on the disqualifying disposition over the fair market value of the shares on the date of exercise of such ISO will ordinarily constitute capital gain. In the case of a Participant subject to the restrictions contained in Section 16(b), promulgated under the Securities Exchange Act of 1934 ("Section 16(b)"), the relevant date in measuring the Participant's ordinary income and the Company's tax deduction in connection with any such disqualifying disposition will normally be the later of
(i) the date the six-month period after the date of grant lapses, or (ii) the date of exercise of the ISO.

                  Delivery of shares upon exercise of an ISO granted under the Plan is subject to any required withholding taxes. A person exercising an ISO may, as a condition precedent to receiving the shares, be required to pay the Company a cash amount equal to the amount of required withholdings.

                  Nonqualified Stock Options. A Participant who receives a grant of a NSO in accordance with the terms of the Plan will recognize income at the time the NSO is granted unless the NSO does not have a readily ascertainable fair market value and the grant of the NSO does not constitute a transfer of the underlying stock.

                  Upon exercise of a NSO granted under the Plan, a Participant will recognize as ordinary income the excess of the fair market value of the shares of stock received on the date of exercise over the NSO exercise price. Upon the sale of the stock by the Participant, the difference between the amount realized in the sale and the fair market value of the stock on the date the NSO was exercised is generally recognized by the Participant as a capital gain or loss. Upon the exercise of the NSO, the Company receives a deduction equal to the amount included in income by the Participant. The Company will generally not be allowed any deductions unless it makes any required withholdings with respect to the income recognized by the Participant.

                  SARs. A Participant who receives a grant of an SAR in accordance with the terms of the Plan will recognize as ordinary income the value of the consideration received by the Participant upon exercise of the SAR. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income upon exercise of the SAR. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

                  Restricted Stock. A Participant who receives a grant of Restricted Stock in accordance with the terms of the Plan will recognize as ordinary income the excess of the fair market value of the shares over the amount paid for such shares at the time the shares become transferable or are no longer subject to forfeiture. However, the Participant may make an election under Section 83(b) of the Code to be taxed in the year the restricted stock is granted. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income (i) when the shares become nonforfeitable,
(ii) when the Participant makes an election under Section 83(b) of the Code, or
(iii) when the Company cancels the restriction on the shares. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

                  Performance Award. A Participant who receives a Performance Award in accordance with the terms of the Plan will typically incur taxation following satisfaction of the performance conditions specified by the Company and receipt of cash or stock without any transfer or forfeiture restriction. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to grants of awards under the Plan. It is emphasized that, while the Company believes that the foregoing statements are correct based on existing provisions of the Code and the interpretations thereof, no assurance can be given that legislative, administrative, or judicial changes or interpretations will not occur that would modify such statements. Also, individual financial situations may vary and state and local taxation may be significant.

Options Granted Under The Plan

                                                                          Weighted
                                                                          Average        Number of
                                                                          Exercise       Options as
Name                                 Position                              Price         of 3/31/00
----                                 --------                              -----            -------
Joseph W. Collard                    CEO                                     -               -
James F. Robertson                   COO                                     -               -
Andrew C. Hill                       CFO                                     3.44          150,000
Paul Cozza                           Director of National Sales              0.94          264,158

All Executive Officers               Various                                 1.84          414,158

All Directors, not including         Director                                4.42           45,000
     Executive Officers

All Employees, not including         Various                                 7.11        1,001,092
     Executive Officers

         Address for Additional Information. Additional information concerning the Plan and its administration by the Committee may be obtained by contacting Technisource, Inc., 1901 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, Attention: Secretary, telephone number (954) 493-8601.

Recommendation

         The Board of Directors recommends a vote "FOR" approval of the amendment to the Technisource, Inc. Long-Term Plan.

                                   PROPOSAL 3:

RATIFY THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

         The firm of KPMG LLP, certified public accountants, served as the Company's independent certified public accountants for the year ended December 31, 2000. KPMG LLP has advised the Company that the firm does not have any direct or indirect financial interest in the Company or its subsidiaries, nor has such firm had any such interest in connection with the Company or its subsidiaries during the past year, other than in its capacity as the Company's independent certified public accountants. The Board of Directors has appointed KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2001. Although the Board is not required to do so, it is submitting its selection of the Company's independent certified public accountants for ratification at the Annual Meeting, in order to ascertain the views of its shareholders. The Board will not be bound by the vote of the shareholders; however, if the selection is not ratified, the Board will reconsider its selection. Representatives of KPMG LLP will be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         During the year ended December 31, 2000, the Company retained its independent certified public accountants, KPMG LLP, to provide services in the following categories and amounts:

         Category                                    Fees

         Audit Fees                                  $175,103

         Financial Information Systems
         Design and Implementation Fees              $0

         All Other Fees                              $211,803

         The Audit Committee has reviewed the independent auditors' fees for audit and non-audit services for fiscal year 2000. The Audit Committee has considered whether the provision of such non-audit services are compatible with maintaining KPMG LLP's independence.

Recommendation

         The Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as the Company's independent certified public accountants.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to come before the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

                                  ANNUAL REPORT

         The Company's 2000 Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, is being distributed to all shareholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available free of charge upon request. To obtain such additional copies, please contact the Company's Investor Relations Department at
(954) 493-8601, 1901 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309.

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next Annual Meeting by submitting their proposals to the Company in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement for action at the 2002 Annual Meeting of Shareholders must comply with the Company's Bylaws and the rules and regulations of the Securities and Exchange Commission then in effect. Such proposals must have been mailed to the Company at its offices at 1901 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309,
Attention: Secretary, and must be received by the Company before December 31, 2001.

                                  ATTACHMENT A
                                  ------------

                           CHARTER FOR AUDIT COMMITTEE
                                       OF
                               TECHNISOURCE, INC.

         The Board of Directors shall appoint the Audit Committee composed of members of the Board of Directors, which shall have the authority described below.

I.       Composition

         The membership of the Audit Committee shall consist of at least two (2) independent members of the Board of Directors who shall serve at the Board's pleasure. Audit Committee members and the Audit Committee chairman shall be designated annually by the Board of Directors.

II.      Meetings

         The Audit Committee shall meet at any time and from time to time, when and as determined in its discretion. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. The Committee shall decide what reports of its meetings, actions and recommendations are to be made to the Board of Directors, and shall make such reports.

III.     Authority

         Except as restricted by law, the Company's Articles of Incorporation or its Bylaws, the Audit Committee shall have and may exercise all authority that is vested in the Board of Directors with respect to the Company's financial reporting, internal operating controls and auditing, including, without limitation, the authority to:

         A. Recommend to the Board of Directors the independent accountant to be nominated, approve the compensation of the independent accountant, and if in the Committee's judgment the independent accountant should be discharged, recommend and approve the discharge of the independent accountant.

         B. Oversee the external audit coverage, including engagement letters, estimated fees, timing of accountant's visits, coordination with internal auditing, monitoring of audit results, review of the independent accountant's performance and review of any nonaudit services performed by the independent accountant.

         C. Review with management and the independent accountant at the completion of the annual examination:

                  o The Company's annual financial statements, footnotes and the independent accountant's audit of the financial statements and his or her report thereon.

                  o Any significant reporting or operational issues affecting the financial statements that were discussed during the accounting period and, if so, how they were resolved.

                  o Any significant changes that were required in the independent accountant's audit plan.

                  o Management representations given to the independent accountant.

                  o Any serious difficulties or disputes with management encountered during the course of the audit.

                  o Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

                  o Management's discussion and analysis section of the annual report.

         D. Take any action the full Board of Directors might take with respect to reports requiring approval by the Board of Directors before submission to the SEC or other government agencies.

         E. Take any action the full Board of Directors might take with respect to the Company's accounting policies and policy decisions.

         F. Take any action the full Board of Directors might take with respect to reports from management, the independent accountant and the internal auditor assessing the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC or any other significant developments that may have an impact on matters within the scope of the Board of Directors or Audit Committee's authority.

         G. Review and act upon corporate policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud.

         H. Meet with the Company's legal counsel to discuss legal and regulatory matters that may have a significant impact on the Company, including those that may affect its financial reporting, auditing procedures, compliance policies and programs, and discuss any other matters which counsel and the Audit Committee deem relevant.

         I. Review current and pending litigation or regulatory proceedings bearing on corporate governance in which the Company is a party.

         J. Review in-house policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

         K. Review internal information and reporting systems to ensure that senior management and the Board review timely and accurate information that is sufficient to enable officers and directors to reach informed judgments concerning the Company's business performance and its compliance with laws, regulations, and corporate ethics policies.

         L. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any corporate governance matters that the Audit Committee or any of these groups believe should be discussed privately with the Audit Committee.

         M. Receive assurance of the independence of the independent accountant.

         N. Direct special investigations into significant matters brought to the Committee's attention within the scope of its authority.

         O. Review the Audit Committee's charter and propose to the Board any recommended changes.

         The Audit Committee shall have unrestricted access to Company personnel and documents and will be given the resources necessary to operate under this charter. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the scope of this charter. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it.

IV.      Actions of the Audit Committee

         A majority of the Audit Committee shall constitute a quorum, and the action of a majority of the members of the Audit Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Audit Committee.

V.       Rules and Regulations

         The Audit Committee may establish and adopt for itself any rules and regulations it deems appropriate.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                               TECHNISOURCE, INC.

                                  May 31, 2001


                                           Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
      Please mark your
  [X] votes as in this
      example.

                 FOR all nominees           WITHHOLD
                  listed at right           AUTHORITY
                (except as marked to   to vote for nominees
                 the contrary below)     listed at right                                                       FOR  AGAINST  ABSTAIN
(1) Election             [ ]                   [ ]         Nominees: Joseph W. Collard  (2) To consider and    [ ]    [ ]      [ ]
    of five (5)                                                      James F. Robertson     vote on a proposal
    directors to                                                     C. Shelton James       to amend the
    serve until the 2002 Annual Meeting of                           Paul J. Kinyon         Technisource, Inc.
    Shareholders.                                                    H. Scott Barrett       Long-Term Incentive
                                                                                            Plan to increase from
FOR, except withheld from the following nominee(s):                                         2,090,000 to 2,590,000
                                                                                            the number of shares
----------------------------------------------------                                        of the Company's Common
----------------------------------------------------                                        Stock that may be
----------------------------------------------------                                        issuable thereunder.

                                                                                        (3) To ratify the      [ ]    [ ]      [ ]
                                                                                            appointment of KPMG
                                                                                            LLP as independent
                                                                                            accountants for the
                                                                                            fiscal year 2001.

                                                                                        (4) Upon any and all other business which
                                                                                            may properly come before the Annual
                                                                                            Meeting.

                                                                                        This proxy, which is solicited on behalf of
                                                                                        the Board of Directors, will be voted FOR
                                                                                        the matters described in paragraphs (1), (2)
                                                                                        and (3) unless the shareholder specifies
                                                                                        otherwise, (in which case it will be voted
                                                                                        as specified).

SIGNATURE__________________________  DATED:_______________, 2001    SIGNATURE__________________________  DATED________________, 2001

NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROXY                          TECHNISOURCE, INC.                          PROXY
                (Solicited on behalf of the Board of Directors)

     The undersigned holder of common stock of Technisource, Inc. revoking all proxies heretofore given hereby constitutes and appoints Joseph W. Collard and James F. Robertson, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Technisource, Inc. to be held at The Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on May 31, 2001, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

     Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matters which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 and FOR proposal 3.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

--------------------------------------------------------------------------------